Now and in the future Powering healthcare provider success J.P. Morgan Healthcare Conference 01.09.18 Exhibit 99.1

Forward-looking statements and non-GAAP financial measures Forward-looking Statements – Certain statements included in this presentation that are not historical or current facts including, but not limited to, those related to our financial and business outlook, impact of evolving healthcare environment, strategy and growth drivers, member retention rates and revenue visibility, anticipated member renewals of GPO participation agreements, cross and upsell opportunities, acquisition activities and pipeline, revenue available under contract, implications of share repurchases and tax reform, and 2018 financial guidance and related assumptions are “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward looking statements. Readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking.  Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Premier’s control. You should carefully read Premier’s periodic and current filings with the SEC for more information on potential risks and other factors that could affect Premier’s financial results. Forward-looking statements speak only as of the date they are made. Premier undertakes no obligation to publicly update or revise any forward-looking statements. Non-GAAP Financial Measures – This presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. Schedules are attached that reconcile the non-GAAP financial measures included in this presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. You should carefully read Premier’s periodic and current filings with the SEC for definitions and further explanation and disclosure regarding our use of non-GAAP financial measures and such filings should be read in conjunction with this presentation.

Providers must reduce costs, improve quality and safety outcomes and assume risk. By integrating our core supply chain and clinical solutions with technology and wrap-around advisory services, we believe Premier is uniquely positioned to help healthcare providers achieve these critical objectives. The future of healthcare

[1] Cumulative nine-year data from Premier performance improvement collaborative of approximately 350 U.S. hospitals as of fiscal year ended June 30, 2017. [2] Premier was ranked the top performer across five categories, including Value-Based Care Consulting, Enterprise Resource Planning, and Best Overall Healthcare Management Consulting, in the 2017 Best in KLAS: Software & Services report. Premier partners with healthcare providers to: ~$18.0 billion saved [1] > 200k deaths avoided [1] Best in KLAS 2017 [2] value-based care optimize reduce costs improve quality

Significant footprint and scale 150K OTHER PROVIDERS & ORGANIZATIONS 76% U.S. COMMUNITY HOSPITALS 45% ANALYZE DATA ON ~2,300 CONTRACTS ~1,300 SUPPLIERS HOSPITAL DISCHARGES NATIONWIDE $56 BILLION IN SUPPLY CHAIN SPEND MORE THAN 3,900 HOSPITALS AND HEALTH SYSTEMS Note: Data as of fiscal year ended June 30, 2017. ~

Unique healthcare system member alignment

ALIGNMENT

- Members own **~59%** of equity
- **10** health system board members
- Premier field force embedded in member hospitals

COMMITMENT

- Member owner average tenure **~18 years (82% at 10+ years)**
- Members view Premier as strategic partner

CO-INNOVATION

- Co-develop solutions with members
- Committees composed of **~195** member hospitals
- **~1,400** hospitals in performance improvement collaboratives


PeaceHealth
PROVIDENCE Health & Services
Catholic Health Initiatives
Imagine better health.
Adventist HEALTH SYSTEM
Dignity Health
Banner Health
Avera
MERCYHEALTH
UHS
FAIRVIEW
McLaren
Northwestern Medicine
University Hospitals Cleveland Medical Center
SSMHealth
Texas Health Resources
YANKEE ALLIANCE
GNYHA Services
Henry Ford HEALTH SYSTEM
JOHNS HOPKINS MEDICINE
UNIVERSITY of VIRGINIA HEALTH SYSTEM
VIDANT Medical Center
Wake Forest Baptist Health
BON SECOURS HEALTH SYSTEM
Carolinas HealthCare System
Adventist HEALTH SYSTEM

Note: Data as of fiscal year ended June 30, 2017, except member ownership as of October 31, 2017.

PREMIER
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supply chain services Group Purchasing Integrated Pharmacy performance services Direct Sourcing ~76% of FY17 Consolidated Net Revenue ~24% of FY17 Consolidated Net Revenue eCommerce, Technology and Enterprise Analytics Field and Advisory Healthcare Informatics Solutions Performance Improvement Collaboratives Advisory Services Integrated platform provides comprehensive solutions

The PremierConnect® Platform Vendor agnostic, payer neutral data analytics from multiple sources CLAIMS FINANCIAL COST MANAGEMENT QUALITY & REGULATORY POPULATION HEALTH SAFETY RESEARCH Combining people, process, and technology to SUPPLY CHAIN Reduce costs Improve outcomes Optimize Value-based care ENTERPRISE PURCHASING BILLING CLINICAL ANY DATA

CAGR: 17% CAGR: 12% CAGR: 12% Consolidated Net Revenue* (in millions) Non-GAAP Adjusted EBITDA* (in millions) Non-GAAP Adjusted Fully Distributed EPS* * For periods prior to October 1, 2013, comparisons are with non-GAAP pro forma information that reflects the impact of the company’s 2013 reorganization and initial public offering. See non-GAAP reconciliations to GAAP equivalents in Appendix. Recurring and visible revenue High customer retention rates Free cash flow generation Strong balance sheet Multiple growth drivers Core “chassis” built Diversified model has delivered consistent growth

Supply Chain Services historical growth Expand member base Leverage the supply chain “chassis” Integrate analytics capabilities Continue to expand product businesses CAGR: 11% Uncover savings and value and disrupt the industry to drive consistent growth and returns * For periods prior to October 1, 2013, comparisons are with non-GAAP pro forma information that reflects the impact of the company’s 2013 reorganization and initial public offering. See non-GAAP reconciliations to GAAP equivalents in Appendix.

Performance Services historical growth Co-innovation by leveraging cognitive computing “backbone” Navigate the journey to value-based payment models Enable care delivery transformation Facilitate integrated enterprise analytics through PremierConnect® Leverage analytics and advisory resources to drive economic and clinical transformation * See non-GAAP reconciliations to GAAP equivalents in Appendix. CAGR: 21% Performance Services Segment Net Revenue* (in millions)

Member retention remains very high [1] As of fiscal year-end June 30, 2017. [2] As of fiscal year-end June 30, 2016. [3] The retention rate is calculated based upon the aggregate purchasing volume among all members participating in our GPO for such fiscal year less the annualized GPO purchasing volume for departed members for such fiscal year, divided by the aggregate purchasing volume among all members participating in our GPO for such fiscal year. [4] The renewal rate is calculated based upon the total number of members that have SaaS revenue in a given period that also have revenue in the corresponding prior year period divided by the total number of members that have SaaS revenue in the same period of the prior year. FY17 [1] 99% FY16 [2] 97% 4 Year Average [1] 99% 95% 92% 94% GPO Retention Rate [3] SaaS Institutional Renewal Rate [4]

Premier’s GPO Contract Renewal* Continued Support from Members Net Admin Fee Revenue currently extended beyond 2018 renewal date 93% 5-year automatic renewals occurred October 2017 * As of October 1, 2017. Expect vast majority of member owners to renew by October 2018

$4M Delivering ROI for our member health systems* GPO/Direct Sourcing Clinical Analytics (Quality/Safety) Labor Productivity Analytics Innovation Collaboratives (QUEST/Population Health) Enterprise Data Warehouse Advisory Services $1M Dedicated Support Staff Annual Admin Fee Share/Tax Distribution Annual Cost Reduction $10M $17M Remaining TRA Value Remaining Equity Value $5M Annual Spend: Product/Services Partnership Costs * Solely for illustrative purposes based on one member’s actual experience in fiscal 2017. Each member’s total value varies by scope of relationship with Premier, investment size, and utilization of Premier products and services. 2017 ROI exclusive of equity = 16:1 An all-in enterprise relationship spanning 13 years of products/services partnership: $80M

FY18 Non-GAAP Free Cash Flow expected to be more than 40% of Non-GAAP Adj. EBITDA strong balance sheet ample debt capacity strong free cash flow * Based on fiscal 2018 guidance. ** As of September 30, 2017. ** Financial flexibility ** Tax reform positive impact on FY18 FCF as % of Adj. EBITDA expected to approximate 4%

return of capital to stockholders continue growth and expansion maintain flexible balance sheet Capital allocation priorities

Future state: the transformation of healthcare delivery is being shaped by several major evolving forces Volume to Value Decentralization of care delivery in in systems Virtual care Remote patient monitoring Enhanced clinical data sharing Alternative care settings such as retail Value dominates, even with regulatory shifts Insurers and therapeutic companies pushing more shared value-based contracts Real world efficacy of every single solution Double-sided risk assumption Decentralization of Care Supplier requires Digital transformation is occurring at every node of healthcare Optimization of EMRs Growth of predictive analytics and machine learning Precision medicine Blockchain Workflow and consumer experience Digitalization Consumerism / Wellness Vertical / Horizontal Integration The consumer is demanding more from their healthcare Price transparency Always connected wellness Access and management of their health data Stakeholders are consolidating to deliver better offerings Payer/provider Retail/provider Distributor/ manufacturer Technology connectivity

Premier continues to evolve its strategy to address changing industry dynamics and provider needs supply chain services performance services Own Total Supply Chain Cost With Members Own Total Cost and Clinical Performance with Members Analytics / Comparative Effectiveness / Resource Utilization Comprehensive E-enablement Strategic Sourcing / Predictive Aggregation Fulfillment / Logistics Partner Clinical and Cost Analytics Performance Improvement Services Population Health Management Precision Medicine Connectivity Master Data Management Change Management

Strategic acquisition, investment and partnership opportunities to expand capabilities to meet market and provider needs supply chain services performance services Group Purchasing Integrated Pharmacy Direct Sourcing Healthcare Informatics Advisory Services Performance Improvement Collaboratives Comprehensive data acquisition and management Emerging technology enablement Consumer engagement & activation Vertically integrated services and standardized care Supply chain analytics Workflow E-commerce Logistics fulfillment Value-based care delivery and payment Ambulatory clinical integration Research / Applied sciences Predictive analytics / Precision medicine Own Total Supply Chain Metrics with Members Own Total Outcomes Metrics with Members

Spotlight: Premier’s GPO economics / value equation

Efficient GPO model reduces costs for providers and manufacturers* * Illustrative for average member owner in fiscal 2017, including 30% fee share and tax distribution. Net admin fee retained by GPO approximates 1% of product price Provider Distributor & Manufacturer Total Savings & Economic Value Delivered Averages 1.6% Administrative fee Retains ~ 1% admin fees

Collaborating to ensure consistent, low-cost & efficient supply chain Premier provides Best industry pricing with predictive aggregated demand and supply Efficient supply chain outcomes Confidence in product value Clinician confidence Value analysis E-commerce Long-term contracting Standardization/compliance Priority access Analytics Most innovative products Dedicated supply chain High quality, safety, efficacy at low price Predictive aggregated supply Detailed price, comparative effectiveness & resource utilization analytics Management of shortages safety alerts & recalls Clinician and SME support Supplier contract flexibility for technology/pricing innovations Uniform sourcing process Disaster response, continuity management Member requires Reduced selling costs Aggregated demand One-time negotiation E-commerce Price-activation technology Field and SME support Dedicated supplier engagement team Regulator & recall interaction Analytics Standardization/compliance Supplier requires

Comparative online pricing survey Premier compared pricing on the 100 products most frequently purchased* by members against other online retailers, including Amazon Business, NexTag and Google Shopping the findings Versus all online retailers surveyed: Premier’s pricing averaged 72% to 121% below the competition** *During the period from January – September 2017, based on pricing tiers. **Pricing averaged during the period from Nov. 15-21, 2017.

Final thoughts: Why invest in Premier?

1 2 3 4 5 Unique member alignment Integrated platform to deliver solutions that span the entire continuum of care Compelling financial model Disciplined growth strategy Well-positioned to capitalize on industry trends Multi-decade role as trusted partner to healthcare providers for performance improvement 6 thank you

appendix

Premier Leadership Note: Experience as of January 1, 2018. Susan DeVore President and CEO 14 years Premier, 28 years healthcare Cap Gemini Ernst & Young David Hargraves SVP, Supply Chain Services 15 years supply chain University of Pittsburgh Medical Center (UPMC) Leigh Anderson SVP and Chief Information Officer 4 years Premier, 21 years healthcare informatics Hospital Corporation of America, HealthTrust, GHX Kelly Rakowski SVP, Performance Partners 21 years healthcare Cap Gemini Ernst & Young, Accenture, Xerox, GE Healthcare Mike Alkire Chief Operating Officer 13 years Premier, 13 years healthcare Cap Gemini Ernst & Young Craig McKasson Chief Financial Officer 20 years Premier, 24 years healthcare Ernst & Young

Expected impact of tax reform and share repurchase on fiscal 2018 non-GAAP adjusted fully distributed EPS* guidance range

Expected impacts on FY2018 guidance range	FY2018 Guidance*	Tax reform impact (1)	Share repurchase (2)
FY2018 non-GAAP adjusted fully distributed EPS	**$1.98 - $2.09**	**+ ~$0.23**	**+ $0.03 – $0.05**

(1) Reflects full-year effective tax rate of 32% vs pre-tax reform 39% rate (first half of fiscal year ending June 30, 2018 at 39% rate and second half at 25% rate, comprising new 21% federal rate and unchanged state rates).
(2) Reflects the impact of the previously announced $200 million share repurchase program, assuming program is fully completed by fiscal year end June 30, 2018. Approximately 2.5 million shares have been repurchased through the end of the fiscal second quarter at a cost of approximately $71.0 million. The company can not guarantee that any or all of the remaining program capacity will be utilized by 2018 fiscal year end, or the ultimate impact on FY2018 non-GAAP adjusted fully distributed EPS.
* Current FY2018 guidance affirmed November 5, 2017 and does not include expected impacts noted above. See non-GAAP reconciliations to GAAP equivalents in Appendix.

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Financial highlights Fiscal 1Q 2018 Completed acquisition in this strategic area of focus. Supply chain services revenue up 31% $305.8M Performance services revenue up 7% $84.8M Consolidated net revenue up 25% $390.6M Non-GAAP adjusted EBITDA* up 8% $119.2M Non-GAAP adjusted fully distributed EPS* up 7% $0.44 * See non-GAAP Adjusted EBITDA and non-GAAP Adjusted Fully Distributed Earnings Per Share reconciliations to GAAP equivalents in Appendix.

Current fiscal 2018 guidance (1) (1) For the year ending June 30, 2018. Affirmed November 5, 2017. See accompanying page for notes and assumptions to guidance. Fiscal 2018 Financial Guidance (in millions, except per share data) FY 2018 % YoY Increase Net Revenue:   Supply Chain Services segment $1,200.0 - $1,266.0 9% - 15% Performance Services segment $364.0 - $382.0 3% - 8% Total Net Revenue $1,564.0 - $1,648.0 8% - 13%     Non-GAAP adjusted EBITDA $532.0 - $557.0 6% - 11%     Non-GAAP adjusted fully distributed EPS $1.98 - $2.09 5% - 10%

Fiscal 2018 annual guidance footnotes and key assumptions (for year ending June 30, 2018)* Key Assumptions*: Supply Chain Services assumptions: Net administrative fee revenue growth of 13% to 17% Mid-single digit growth in legacy group purchasing business augmented by contributions from the Innovatix and Essensa businesses Continued high GPO retention rates 9-13% products revenue growth Performance Services assumptions: Continued demand for integrated offerings of SaaS-based subscription and licensed products, advisory services and collaboratives Continued high SaaS institutional renewal rates Other assumptions: Estimated revenue available under contract of $1.47 billion, which represents approximately 89% to 94% of our consolidated revenue guidance range Non-GAAP free cash flow will approximate 40% or more of non-GAAP adjusted EBITDA Capital expenditures of approximately $85 million to $90 million, representing 5% to 6% of consolidated net revenue Consolidated non-GAAP adjusted EBITDA margin in the range of 33% to 34% Adjusted fully distributed net income calculation continues to reflect an effective tax rate of 39 percent Additional assumptions and detail as provided in the earnings release To the extent the company implements all or part of the previously announced $200 million stock repurchase program and assuming no change to non-GAAP adjusted EBITDA guidance, non-GAAP adjusted fully distributed EPS guidance would be positively impacted *As of Nov. 6, 2017 Guidance Footnotes: The company does not meaningfully reconcile guidance for non-GAAP adjusted EBITDA and non-GAAP adjusted fully distributed earnings per share to net income attributable to stockholders or earnings per share attributable to stockholders because the company cannot provide guidance for more significant reconciling items between net income attributable to stockholders and adjusted EBITDA and between earnings per share attributable to stockholders and non-GAAP adjusted fully distributed earnings per share without unreasonable effort. This is due to two primary reasons: • Reasonable guidance cannot be provided for reconciling the adjustment of redeemable limited partners’ capital to redemption amount – historically the largest adjustment in the reconciliation from non-GAAP to GAAP amounts – due to the fact that the increase or decrease in this item is based on the change in the number of shares of Class B stock outstanding and change in stock price between quarters, which the company cannot predict, control or reasonably estimate. • Reasonable guidance cannot be provided for earnings per share attributable to stockholders because the ongoing quarterly member-owner exchange of Class B common stock and corresponding Class B units into shares of Class A common stock impacts the number of shares of Class A common stock outstanding each quarter, which the company cannot predict, control or reasonably estimate. Member owners have the right, but not the obligation, to exchange shares on a quarterly basis, and the company has the discretion to settle any exchanged shares for Class A common stock, cash, or a combination thereof, neither of which can be predicted, controlled or reasonably estimated at this time.

Clinical & physician preference cost reduction Data acquisition from multiple technologies Health system capital expenditure cost reduction Supply chain technology enablement Quality & safety improvement Direct sourcing Integrated financial management, cost analytics Ambulatory performance improvement, professional education, population health Physician practice operational and financial performance improvement [1] Specialty pharmacy Alternate site GPO IPO [2] [3] JUL 2013 OCT 2013 APR 2014 AUG 2014 SEPT 2014 FEB 2015 JUL 2015 AUG 2015 OCT 2015 AUG 2016 DEC 2016  Disciplined diversification strategy with focus on optimizing acquisitions [1] Purchased initial 60% ownership in 2011. Remaining 40% purchased in February 2015. [2] Premier, Inc. initial public offering in October 2013. [3] Previously owned 50% of Innovatix. Remaining 50% was purchased on December 2, 2016. strategic fit financial assessmentexecution and culture

Structural implications of Premier Inc.

Structure	▹ Structured as "Up-C" with Premier, Inc. (parent C-Corp) above operating partnership and subsidiaries ▹ Premier, Inc. formed with two classes of stock • Class A shares held by public investors • Class B shares allocated to member owners
Impact of IPO and Exchange Process	▹ ~22% of Limited Partner interests sold to public, ~78% retained by member owners as Class B units ▹ Class B units eligible to exchange 1/7th per year, over seven-year period ▹ Exchange of Class B units for Class A shares (on a 1-for-1 basis) as B units become eligible for exchange subject to ROFR by members owners and Premier, Inc. ▹ Quarterly exchanges, beginning October 31, 2014, have been the primary driver for injecting liquidity into the public market.
Adjusted fully distributed net income	▹ Given Up-C structure and differences between taxes paid by our Class A unit holder (Premier GP) vs. distributions to our Class B unit holders (members owners), we calculate Adjusted Fully Distributed Net Income for comparability purposes ▹ Reflects taxes and net income as if the Company was a C-Corp for all periods presented
Share count	▹ Class A and Class B shares will be used to calculate fully diluted EPS to eliminate variability due to member exchanges over time

PREMIER
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Unique member alignment – ownership structure Premier Services, LLC (General Partner) Premier Healthcare Alliance, L.P. CLASS A SHARES CLASS B SHARES & CLASS B LP UNITS PUBLIC STOCKHOLDERS MEMBER OWNERS Premier Healthcare Solutions Inc. Premier Supply Chain Improvement Inc. [ 59% ] Premier Inc. [ 41% ] Note: % Ownership as of Nov. 3, 2017. 41% 100% 100%

Fiscal 2017, fiscal 2016 and fiscal 2015 non-GAAP reconciliations The following table provides the reconciliation of net income to Adjusted EBITDA and the reconciliation of income before income taxes to Segment Adjusted EBITDA (in thousands). Refer to "Our Use of Non-GAAP Financial Measures" in our most recently filed Form 10-K for further information regarding items excluded in our calculation of Adjusted EBITDA and Segment Adjusted EBITDA. (Slide 1 of 3)

Fiscal 2017, fiscal 2016 and fiscal 2015 non-GAAP reconciliations The following table provides the reconciliation of net income to Adjusted EBITDA and the reconciliation of income before income taxes to Segment Adjusted EBITDA (in thousands). Refer to "Our Use of Non-GAAP Financial Measures" in our most recently filed Form 10-K for further information regarding items excluded in our calculation of Adjusted EBITDA and Segment Adjusted EBITDA. (Slide 2 of 3)

Fiscal 2017, fiscal 2016 and fiscal 2015 non-GAAP reconciliations The following table provides the reconciliation of net income to Adjusted EBITDA and the reconciliation of income before income taxes to Segment Adjusted EBITDA (in thousands). Refer to "Our Use of Non-GAAP Financial Measures" in our most recently filed Form 10-K for further information regarding items excluded in our calculation of Adjusted EBITDA and Segment Adjusted EBITDA. (Slide 3 of 3)

Fiscal 2017, fiscal 2016 and fiscal 2015 non-GAAP reconciliations The following table shows the reconciliation of net income (loss) attributable to stockholders to Non-GAAP Adjusted Fully Distributed Net Income and the reconciliation of the numerator and denominator for earnings (loss) per share attributable to stockholders to Non-GAAP Adjusted Fully Distributed Earnings per Share for the periods presented (in thousands). Refer to "Our Use of Non-GAAP Financial Measures" in our most recently filed Form 10-K for further information regarding items excluded in our calculation of Non-GAAP Adjusted Fully Distributed Net Income and Non-GAAP Adjusted Fully Distributed Earnings per Share. (Slide 1 of 3)

Fiscal 2017, fiscal 2016 and fiscal 2015 non-GAAP reconciliations The following table shows the reconciliation of net income (loss) attributable to stockholders to Non-GAAP Adjusted Fully Distributed Net Income and the reconciliation of the numerator and denominator for earnings (loss) per share attributable to stockholders to Non-GAAP Adjusted Fully Distributed Earnings per Share for the periods presented (in thousands). Refer to "Our Use of Non-GAAP Financial Measures" in our most recently filed Form 10-K for further information regarding items excluded in our calculation of Non-GAAP Adjusted Fully Distributed Net Income and Non-GAAP Adjusted Fully Distributed Earnings per Share. (Slide 2 of 3)

Fiscal 2017, fiscal 2016 and fiscal 2015 non-GAAP reconciliations The following table shows the reconciliation of net income (loss) attributable to stockholders to Non-GAAP Adjusted Fully Distributed Net Income and the reconciliation of the numerator and denominator for earnings (loss) per share attributable to stockholders to Non-GAAP Adjusted Fully Distributed Earnings per Share for the periods presented (in thousands). Refer to "Our Use of Non-GAAP Financial Measures“ in our most recently filed Form 10-K for further information regarding items excluded in our calculation of Non-GAAP Adjusted Fully Distributed Net Income and Non-GAAP Adjusted Fully Distributed Earnings per Share. (Slide 3 of 3)

Fiscal 2017 and fiscal 2016 non-GAAP reconciliations We define Non-GAAP Free Cash Flow as net cash provided by operating activities less distributions and TRA payments to limited partners and purchases of property and equipment. Free cash flow does not represent discretionary cash available for spending as it excludes certain contractual obligations such as debt repayments. A summary of Non-GAAP Free Cash Flow and reconciliation to net cash provided by operating activities for the periods presented follows (in thousands): (Slide 1 of 1)

Fiscal 2014 and fiscal 2013 non-GAAP reconciliations The table that follows shows the reconciliation of the numerator and denominator for (loss) earnings per share attributable to stockholders after adjustment of redeemable limited partners' capital to redemption amount to non-GAAP pro forma Adjusted Fully Distributed Earnings Per Share for the periods presented (in thousands): (Slide 1 of 2) (a) Represents legal, accounting and other expenses related to acquisition activities. (b) Represents legal, accounting and other expenses directly related to the Reorganization and IPO. (c) Represents the gain on sale of investment in GHX. (d) Represents adjustment to tax receivable agreement liability for the Premier LP change in tax accounting method approved by the Internal Revenue Service subsequent to the original recording of the tax receivable agreement liability. (e) Reflects the elimination of the noncontrolling interest in Premier LP as if all member owners of Premier LP had fully exchanged their Class B common units for shares of Class A common stock. (f) Reflects income tax expense at an estimated effective income tax rate of 40% of income before income taxes assuming the conversion of all Class B common units into shares of Class A common stock and the tax impact of excluding strategic and financial restructuring expenses.

Fiscal 2014 and fiscal 2013 non-GAAP reconciliations The table that follows shows the reconciliation of actual and pro forma net income to Adjusted EBITDA and the reconciliation of actual and pro forma Segment Adjusted EBITDA to operating income for the periods presented (in thousands). (Slide 2 of 2) (b) Represents legal, accounting and other expenses related to acquisition activities. (c) Represents legal, accounting and other expenses directly related to strategic and financial restructuring expenses. (e) Represents adjustment to tax receivable agreement liability for the Premier LP change in tax accounting method approved by the Internal Revenue Service subsequent to the original recording of the TRA liability. (g) Corporate consists of general and administrative corporate expenses that are not specific to either of our segments.

Fiscal 2014 and fiscal 2013 non-GAAP reconciliations The table that follows shows the reconciliation of the numerator and denominator for (loss) earnings per share attributable to stockholders after adjustment of redeemable limited partners' capital to redemption amount to non-GAAP pro forma Adjusted Fully Distributed Earnings Per Share for the periods presented (in thousands): (Slide 1 of 2) (a) Represents legal, accounting and other expenses related to acquisition activities. (b) Represents legal, accounting and other expenses directly related to the Reorganization and IPO. (c) Represents the gain on sale of investment in GHX. (d) Represents adjustment to tax receivable agreement liability for the Premier LP change in tax accounting method approved by the Internal Revenue Service subsequent to the original recording of the tax receivable agreement liability. (e) Reflects the elimination of the noncontrolling interest in Premier LP as if all member owners of Premier LP had fully exchanged their Class B common units for shares of Class A common stock. (f) Reflects income tax expense at an estimated effective income tax rate of 40% of income before income taxes assuming the conversion of all Class B common units into shares of Class A common stock and the tax impact of excluding strategic and financial restructuring expenses.

Fiscal 2014 and fiscal 2013 non-GAAP reconciliations The table that follows shows the reconciliation of the numerator and denominator for (loss) earnings per share attributable to stockholders after adjustment of redeemable limited partners' capital to redemption amount to non-GAAP pro forma Adjusted Fully Distributed Earnings Per Share for the periods presented (in thousands). (Slide 2 of 2)

Fiscal 2014 and fiscal 2013 non-GAAP reconciliations The table that follows shows the reconciliation of (loss) earnings per share attributable to stockholders to non-GAAP pro forma Adjusted Fully Distributed Earnings Per Share for the periods presented: (a) Represents legal, accounting and other expenses related to acquisition activities. (b) Represents legal, accounting and other expenses directly related to the Reorganization and IPO. During the fiscal year ended June 30, 2015, strategic and financial restructuring expenses were incurred in connection with the company directed offering conducted pursuant to the Registration Rights Agreement. During the fiscal year ended June 30, 2014, strategic and financial restructuring expenses were incurred in connection with the Reorganization and IPO. (c) Represents the gain on sale of investment in GHX. (d) Represents adjustment to tax receivable agreement liability for the Premier LP change in tax accounting method approved by the Internal Revenue Service subsequent to the original recording of the tax receivable agreement liability. (e) Reflects the elimination of the noncontrolling interest in Premier LP as if all member owners of Premier LP had fully exchanged their Class B common units for shares of Class A common stock. (f) Reflects income tax expense at an estimated effective income tax rate of 40% of income before income taxes assuming the conversion of all Class B common units into shares of Class A common stock and the tax impact of excluding strategic and financial restructuring expenses. (g) Reflects impact of increased share count assuming the conversion of all Class B common units into shares of Class A common stock.